UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 9, 2006
                Date of Report (Date of earliest event reported)

                         SAMARITAN PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                        0-26775                  88-0431538
(State or other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)


                     101 Convention Center Drive, Suite 310
                             Las Vegas, Nevada 89109
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (702) 735-7001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e4(c))

ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by Samaritan Pharmaceuticals, Inc. (the "Company") on February 9, 2006, announcing the Company's receipt of a warning letter from the staff of the American Stock Exchange advising the Company of its failure to comply with the continued listing standard described in Section 301 of the AMEX Company Guide, which provides that a listed company is not permitted to issue, or authorize its transfer agent or registrar to issue or register, additional securities of a listed class until is has filed an application for the listing of such additional securities and received notification from the AMEX that the securities have been approved for listing.

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The Company filed an application for the listing of additional securities and received notification from the AMEX on February 8, 2006 that the securities have been approved for listing, resolving the compliance deficiency.


ITEM 9.01. Financial Statements and Exhibits.
        (a)        Exhibits:

Exhibit
Number      Description of Exhibit
-------     --------------------------------------------------------------------
   99.1     News Release dated February  9, 2006




                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                   Date:  February 9, 2006


                                                   By:  /s/Eugene J. Boyle
                                                        ------------------------
                                                        Eugene J. Boyle
                                                        Chief Financial Officer